SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2010

                  HALO COMPANIES, INC.
 (Exact name of Company as specified in its charter)

                            Delaware
(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

One Allen Center, Suite 500, 700 Central Expressway South, Allen, Texas 75013
(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code:  (214) 644-0065

__________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01    Entry into a Material Definitive Agreement.

On December 13, 2010, Halo Companies, Inc. (the “Company”) was party to an Assignment and Contribution Agreement (the “Agreement”) pursuant to which the members of Equitas Asset Management, LLC, which owned 100% of the interest of Equitas Housing Fund, LLC, agreed to assign their collective interests in Equitas Asset Management, LLC to Halo Asset Management, LLC, in exchange for 21,200,000 shares of the Company’s Common Stock, $.001 par value, of the Company.  The following summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Report as Exhibit 2.1 and is incorporated herein by reference.

The closing of the Agreement took place on December 13, 2010 and will become effective after the fulfillment of certain conditions contained in the Agreement.

Immediately following the Closing Date, there will be outstanding 65,096,782 shares of the Company’s common stock.

Item 3.02.    Unregistered Sales of Equity Securities.

On December 13, 2010, Halo Companies, Inc. (the “Company”) was party to an Assignment and Contribution Agreement (the “Agreement”).  Pursuant to the terms of Agreement, the members of Equitas Asset Management, LLC, which owned 100% of the interests of Equitas Housing Fund, LLC, assigned and contributed 100% of the interests of Equitas Asset Management, LLC to Halo Asset Management, LLC in exchange for shares of 21,200,000 shares of the Company’s Common Stock, $.001 par value, of the Company.

The sale of the securities identified above was made pursuant to a privately negotiated transaction that did not involve a public offering of securities and, accordingly, the Company believes that this transaction was exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 506 of Regulation D promulgated under the Securities Act.  The investors represented that such investors (A) were “accredited investor” and (B) has such knowledge and experience in financial and business matters that the investors are capable of evaluating the merits and risks of acquiring the shares of Company common stock.  The investor received written disclosures that the securities had not been registered under the Securities Act and that any resale must be made pursuant to a registration or an available exemption from such registration.  The securities identified above are deemed restricted securities for purposes of the Securities Act.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits:

2.1   Assignment and Contribution Agreement dated as of December 13, 2010.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 17, 2010

HALO COMPANIES, INC.

By:	/s/ Brandon C. Thompson
Brandon C. Thompson
Chairman of the Board,
Chief Executive Officer and Director